UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

UVENTUS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52892

Nevada	98-0511130
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

135 – 998 Aram Building 2nd Floor
931-21 Deachi 4 Dong, Gangnam-Gu
Seoul, Korea
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (82) 10-5717-0812

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 7, 2009, the Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public accounting firm. On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPA’s was engaged as the Registrant’s new independent registered public accounting firm.  The Board of Directors of the Registrant and the Registrant’s Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers CPA’s as its independent auditor.  None of the reports of Moore & Associates Chartered on the Registrant’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements in its Form 10-KSB for the fiscal year ended August 31, 2008 contained a going concern qualification in the Registrant’s audited financial statements.

During the Registrant’s two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore & Associates Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore & Associates Chartered’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant’s financial statements.

The Registrant has been advised by the Securities and Exchange Commission that, on August 27, 2009, the Public Company Accounting Oversight Board (the “PCAOB”) revoked the registration of Moore & Associates Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

The Registrant has requested that Moore & Associates Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The Registrant has been unable to obtain an Exhibit 16.1 letter from Moore & Associates Chartered up to the time of filing of this amended Form 8-K.

On August 7, 2009, the Registrant engaged Seale and Beers, CPA’s as its independent registered public accounting firm.  During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UVENTUS TECHNOLOGIES CORP.

By:	/s/ Jean Pomerleau
Name:	Jean Pomerleau
Title:	President and Director

Date: September 18, 2009